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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 6, 1997
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                                   ZILA, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                  0-17521                     86-0619668
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(State or other jurisdiction     (Commission                 (IRS Employer
    of incorporation)            File Number)              Identification No.)



5227 North 7th Street  Phoenix, Arizona                           85014
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (602) 266-6700
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          (a) Zila, Inc. (the "Company") completed its acquisition of the Peridex(R) product line ("Peridex") from The Procter & Gamble Company ("P & G"). Peridex is a prescription anti-bacterial oral rinse. The Company is in the process of finalizing the terms for the distribution rights to a second product line from an affiliate of P&G. The purchase price for Peridex and the second product line resulted from arms-length negotiations between the Company and P&G. The negotiations for this second product line are currently ongoing and confidential in nature. Accordingly, due to the integrated nature of the Peridex product line purchase and the purchase of the second product line, specific financial details of the Peridex product line purchase will be disclosed upon the consummation or termination of the acquisition of the second product line. The Company expects that negotiations for the acquisition of the second product line will be concluded not later than December 5, 1997.

          Under the terms of the agreement for the acquisition of Peridex, the Company also acquired certain inventory, technology, contract rights, trademarks and other intellectual property associated with Peridex. The purchase price of the Peridex product line was drawn from the funds available pursuant to the terms of that certain Private Equity Line of Credit Agreement dated as of April 30, 1997 between Deere Park Capital Management and the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)   Financial Statements of Business to Be Acquired

          It is impractical to provide the required financial information for the acquired business at this time. The Company is compiling the information necessary for preparing the financial statements and the pro forma financial information. The required financial statements will be filed as soon as practicable but in no event later than sixty days after the date on which this report on Form 8-K is required to be filed.

          (b)   Pro Forma Financial Information

          See (a) above

          (c)   Exhibits

          Exhibit No.             Description
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          99                      Press Release dated as of November 7, 1997



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ZILA, INC.




Date: November 20, 1997                             By  /s/ Joseph Hines
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                                                        Joseph Hines
                                                        President




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